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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 4, 2003


                           LONG BEACH SECURITIES CORP.

            (as depositor under the Pooling and Servicing Agreement,
            dated as of April 1, 2003, providing for the issuance of
                           Asset-Backed Certificates,
                                 Series 2003-2)
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)
-------------------------------------------------------------------------------

              Delaware             333-90550                 33-0917586
  (State or Other Jurisdiction    (Commission             (I.R.S. Employer
          of Incorporation)       File Number)        Identification Number)

       1100 Town & Country Road
                Suite 1600
         Orange, California                                 92868
(Address of Principal Executive Offices)                  (Zip Code)


Registrant's telephone number, including area code:  (714) 541-5378

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Pool

                  On April 4, 2003, a single series of certificates, entitled Long Beach Mortgage Loan Trust 2003-2, Asset-Backed Certificates, Series 2003-2 (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of April 1, 2003 (the "Agreement"), attached hereto as Exhibit 4.1, among Long Beach Securities Corp. as depositor (the "Depositor"), Long Beach Mortgage Company as master servicer ("Long Beach") and Deutsche Bank National Trust Company as trustee (the "Trustee"). The Certificates consist of fourteen classes of certificates (collectively, the "Certificates"), designated as the "Class AF Certificates", "Class AV Certificates", "Class S-1 Certificates", "Class S-2 Certificates", "Class M-1 Certificates", "Class M-2 Certificates", "Class M-3 Certificates", "Class M-4 Certificates", "Class M-5 Certificates", "Class C Certificates", "Class P Certificates", "Class R Certificates", "Class R-CX Certificates" and "Class R-PX Certificates". The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting of a pool of first lien and second lien, fully amortizing, adjustable-rate and fixed-rate residential mortgage loans (the "Mortgage Pool") having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate scheduled principal balance of $926,370,939.00 as of April 1, 2003 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated April 2, 2003, (the "Purchase Agreement") between Long Beach and the Depositor. The Depositor, Long Beach, Greenwich Capital Markets, Inc. and Banc One Capital Markets, Inc. (together, Greenwich Capital Markets, Inc. and Banc One Capital Markets, Inc. are the "Co-Representatives"), as Co-Representatives of themselves, Credit Suisse First Boston LLC, Deutsche Bank Securities Inc. and WaMu Capital Corp. have entered into an Underwriting Agreement dated as of March 18, 2003 for the purchase of the Class AF Certificates, Class AV Certificates, Class S-1 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates and Class M-5 Certificates.

                  The Certificates have the following initial Certificate Balances and Pass-Through Rates:


        ===========================================================================================

                                     Initial Certificate
                                     Principal Balance or
               Class                   Notional Amount                    Pass-Through Rate
        -------------------------------------------------------------------------------------------
                AF                      $50,000,000.00                          3.60%
        -------------------------------------------------------------------------------------------
                AV                     $695,730,000.00                        Variable
        -------------------------------------------------------------------------------------------
                S-1                        Notional                             4.25%
        -------------------------------------------------------------------------------------------
                S-2                        Notional                             4.25%
        -------------------------------------------------------------------------------------------
                M-1                     $61,600,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-2                     $50,490,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-3                     $10,190,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-4                     $13,430,000.00                        Variable
        -------------------------------------------------------------------------------------------
                M-5                     $9,730,000.00                         Variable
        -------------------------------------------------------------------------------------------
                 C                     ~$35,200,850.24                        Variable
        -------------------------------------------------------------------------------------------
                 P                         $100.00                               N/A
        -------------------------------------------------------------------------------------------
                 R                         100.00%                               N/A
        -------------------------------------------------------------------------------------------
               R-CX                        100.00%                               N/A
        -------------------------------------------------------------------------------------------
               R-PX                        100.00%                               N/A
        ===========================================================================================

                  The Class AF Certificates, Class AV Certificates, Class S-1 Certificates, Class S-2 Certificates, Class M-1 Certificates, Class M-2 Certificates, Class M-3 Certificates, Class M-4 Certificates, Class M-5 Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated July 30, 2002, and the Prospectus Supplement, dated April 2, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class C Certificates, the Class P Certificates, the Class R Certificates, the Class R-CX Certificates and the Class R-PX Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7.           Financial Statements and Exhibits

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits

             Exhibit No.                         Description
             -----------                --------------------------------------
                 4.1                    Pooling and Servicing Agreement, dated
                                        as of April 1, 2003, by and among Long
                                        Beach Securities Corp. as Depositor,
                                        Long Beach Mortgage Company as Master
                                        Servicer and Deutsche Bank National
                                        Trust Company as Trustee, relating to
                                        the Series 2003-2 Certificates.

                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 15, 2003

                                     LONG BEACH SECURITIES CORP.


                                     By:      /s/ Jeffery A Sorensen
                                              ---------------------------------
                                              Name: Jeffery A Sorensen
                                              Title:   Vice President

                                Index to Exhibits

                                                                                               Sequentially
         Exhibit No.                               Description                                Numbered Page
         -----------           ---------------------------------------------------            --------------
             4.1               Pooling and Servicing Agreement, dated as of April                   7
                               1, 2003, by and among Long Beach Securities Corp.
                               as Depositor, Long Beach Mortgage Company as Master
                               Servicer and Deutsche Bank National Trust Company
                               as Trustee, relating to the Series 2003-2
                               Certificates.